SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2003

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road, San Carlos, California 94070

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 802-0400

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On February 14, 2003, Natus Medical Incorporated (“Natus”) entered into a voting agreement with Perry Corp., a stockholder of Natus, and amended its stockholder rights plan to permit Perry Corp. to acquire up to 34% of Natus’ outstanding common stock. The voting agreement and amendment to the rights plan are attached as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(4) Exhibits.

Exhibit No.	Description

4.2	Amendment No. 1 dated February 14, 2003 to Preferred Stock Rights Agreement between Natus Medical Incorporated and EquiServe Trust Company, N.A.

4.3	Voting Agreement dated February 14, 2003 between Natus Medical Incorporated and Perry Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Dated: February 24, 2003	By:	/s/ Tim C. Johnson
Tim C. Johnson
President, Chief Executive Officer and Chief
Operating Officer

Index to Exhibits

Exhibit No.	Description

4.2	Amendment No. 1 dated February 14, 2003 to Preferred Stock Rights Agreement between Natus Medical Incorporated and EquiServe Trust Company, N.A.

4.3	Voting Agreement dated February 14, 2003 between Natus Medical Incorporated and Perry Corp.